                                                                      EXHIBIT 16

INVESTMENT PERFORMANCE -- EATON VANCE INVESTORS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $942.89        $2,750.31      191.68%     11.30%        175.03%     10.65%

5 YEARS ENDED
06/30/97          06/30/92      $942.45        $1,809.60      92.01%      13.94%        80.96%      12.59%

1 YEAR ENDED
06/30/97          06/30/96      $942.95        $1,144.82      21.41%      21.41%        14.48%      14.48%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

INVESTMENT PERFORMANCE -- EATON VANCE INVESTORS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $2,805.52      $2,805.52      180.55%     10.87%        180.55%     10.87%

5 YEARS ENDED
06/30/97          06/30/92      $1,846.83      $1,826.83      84.68%      13.05%        82.68%      12.81%

1 YEAR ENDED
06/30/97          06/30/96      $1,203.41      $1,153.41      20.34%      20.34%        15.34%      15.34%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE INVESTORS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $2,745.44      $2,745.44      174.54%     10.63%        174.54%     10.63%

5 YEARS ENDED
06/30/97          06/30/92      $1,807.27      $1,807.27      80.73%      12.57%        80.73%      12.57%

1 YEAR ENDED
06/30/97          06/30/96      $1,196.27      $1,186.27      19.63%      19.63%        18.63%      18.63%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE SPECIAL EQUITIES FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $942.54        $2,732.01      189.86%     11.23%        173.20%     10.57%

5 YEARS ENDED
06/30/97          06/30/92      $942.73        $1,647.10      74.72%      11.81%        64.71%      10.50%

1 YEAR ENDED
06/30/97          06/30/96      $942.10        $1,095.60      16.29%      16.29%        9.56%       9.56%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

INVESTMENT PERFORMANCE -- EATON VANCE SPECIAL EQUITIES FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $2,651.28      $2,651.28      165.13%     10.24%        165.13%     10.24%

5 YEARS ENDED
06/30/97          06/30/92      $1,598.12      $1,578.12      59.81%      9.83%         57.81%      9.55%

1 YEAR ENDED
06/30/97          06/30/96      $1,136.16      $1,086.16      13.62%      13.62%        8.62%       8.62%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE SPECIAL EQUITIES FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $2,676.47      $2,676.47      167.65%     10.35%        167.65%     10.35%

5 YEARS ENDED
06/30/97          06/30/92      $1,613.32      $1,613.32      61.33%      10.04%        61.33%      10.04%

1 YEAR ENDED
06/30/97          06/30/96      $1,131.31      $1,121.93      13.13%      13.13%        12.19%      12.19%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE STOCK FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $942.21        $3,023.12      220.85%     12.36%        202.31%     11.70%

5 YEARS ENDED
06/30/97          06/30/92      $942.77        $1,917.99      103.45%     15.26%        91.80%      13.91%

1 YEAR ENDED
06/30/97          06/30/96      $942.80        $1,232.77      30.76%      30.76%        23.28%      23.28%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

INVESTMENT PERFORMANCE -- EATON VANCE STOCK FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $3,063.47      $3,063.47      206.35%     11.85%        206.35%     11.85%

5 YEARS ENDED
06/30/97          06/30/92      $1,942.52      $1,922.52      94.25%      14.20%        92.25%      13.97%

1 YEAR ENDED
06/30/97          06/30/96      $1,293.17      $1,243.17      29.32%      29.32%        24.32%      24.32%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE STOCK FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $3,013.11      $3,013.11      201.31%     11.66%        201.31%     11.66%

5 YEARS ENDED
06/30/97          06/30/92      $1,910.62      $1,910.62      91.06%      13.82%        91.06%      13.82%

1 YEAR ENDED
06/30/97          06/30/96      $1,273.45      $1,263.45      27.34%      27.34%        26.34%      26.34%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                           Exhibit 16



                EV TOTAL RETURN FUND CLASS A
                       CALCULATION OF YIELD



                  For the 30 days ended 6/30/97:

                          Interest Income Earned:         $1,351,812
Plus                      Dividend Income Earned:
                                                          ----------
Equal                               Gross Income:         $1,351,812

Minus                                   Expenses:           $343,239
                                                          ----------
Equal                      Net Investment Income:         $1,008,573

Divided            Average daily number of shares
                   outstanding that were entitled
                            to receive dividends:         44,040,549
                                                          ----------
Equal     Net Investment Income Earned Per Share:            $0.0229

         Maximum Offering Price Per Share 6/30/97              $8.97

                                   30 Day Yield*:               3.08%

*  Yield is calculated on a bond equivalent rate as follows:
                       6
    2[(($0.0229/$8.97)+1) -1]

INVESTMENT PERFORMANCE -- EATON VANCE TOTAL RETURN FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $942.25        $2,087.42      121.54%     8.28%         108.74%     7.64%

5 YEARS ENDED
06/30/97          06/30/92      $942.97        $1,422.71      50.88%      8.57%         42.27%      7.31%

1 YEAR ENDED
06/30/97          06/30/96      $942.83        $1,014.67      7.62%       7.62%         1.47%       1.47%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

                                                           Exhibit 16



                EV TOTAL RETURN FUND CLASS B
                       CALCULATION OF YIELD



                  For the 30 days ended 6/30/97:

                          Interest Income Earned:           $161,101
Plus                      Dividend Income Earned:
                                                          ----------
Equal                               Gross Income:           $161,101

Minus                                   Expenses:            $71,179
                                                          ----------
Equal                      Net Investment Income:            $89,922

Divided            Average daily number of shares
                   outstanding that were entitled
                            to receive dividends:          4,512,676
                                                          ----------
Equal     Net Investment Income Earned Per Share:            $0.0199

         Maximum Offering Price Per Share 6/30/97              $9.93

                                   30 Day Yield*:               2.42%

*  Yield is calculated on a bond equivalent rate as follows:
                       6
    2[(($0.0199/$9.93)+1) -1]

INVESTMENT PERFORMANCE -- EATON VANCE TOTAL RETURN FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $2,272.39      $2,272.39      127.24%     8.55%         127.24%     8.55%

5 YEARS ENDED
06/30/97          06/30/92      $1,547.66      $1,527.66      54.77%      9.13%         52.77%      8.84%

1 YEAR ENDED
06/30/97          06/30/96      $1,068.49      $1,020.52      6.85%       6.85%         2.05%       2.05%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                           Exhibit 16



                EV TOTAL RETURN FUND CLASS C
                       CALCULATION OF YIELD



                  For the 30 days ended 6/30/97:

                          Interest Income Earned:            $14,008
Plus                      Dividend Income Earned:
                                                          ----------
Equal                               Gross Income:            $14,008

Minus                                   Expenses:            $11,710
                                                          ----------
Equal                      Net Investment Income:             $2,298

Divided            Average daily number of shares
                   outstanding that were entitled
                            to receive dividends:            378,667
                                                          ----------
Equal     Net Investment Income Earned Per Share:            $0.0061

         Maximum Offering Price Per Share 6/30/97             $10.36

                                   30 Day Yield*:               0.70%

*  Yield is calculated on a bond equivalent rate as follows:
                       6
    2[(($0.0061/$10.36)+1) -1]

INVESTMENT PERFORMANCE -- EATON VANCE TOTAL RETURN FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $2,236.32      $2,236.32      123.63%     8.38%         123.63%     8.38%

5 YEARS ENDED
06/30/97          06/30/92      $1,523.09      $1,523.09      52.31%      8.78%         52.31%      8.78%

1 YEAR ENDED
06/30/97          06/30/96      $1,055.40      $1,045.48      5.54%       5.54%         4.55%       4.55%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV MARATHON EMERGING MARKETS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 30, 1994 through June 30, 1997 and for the 1 year period ended
June 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              11/30/94      $1,579.45      $1,539.45      57.94%      19.38%        53.94%      18.20%

1 YEAR ENDED
06/30/97          06/30/96      $1,255.52      $1,205.52      25.55%      25.55%        20.55%      20.55%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV TRADITIONAL EMERGING MARKETS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 30, 1994 through June 30, 1997 and for the 1 year period ended
June 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              11/30/94      $942.51        $1,516.64      60.91%      20.25%        51.66%      17.52%

1 YEAR ENDED
06/30/97          06/30/96      $942.47        $1,186.67      25.91%      25.91%        18.67%      18.67%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

INVESTMENT PERFORMANCE -- EV MARATHON GREATER INDIA FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 2, 1994 through June 30, 1997 and for the 1 year period ended
June 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/02/94      $732.00        $710.04        -26.80%     -9.40%        -29.00%     -10.27%

1 YEAR ENDED
06/30/97          06/30/96      $959.37        $911.40         -4.06%     -4.06%         -8.86%      -8.86%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV TRADITIONAL GREATER INDIA FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 2, 1994 through June 30, 1997 and for the 1 year period ended
June 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/02/94      $942.51        $706.88        -25.00%     -8.70%        -29.31%     -10.40%

1 YEAR ENDED
06/30/97          06/30/96      $942.03        $905.80         -3.85%     -3.85%         -9.42%      -9.42%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.